Morgan Stanley Select Dimensions Investment Series
Item 77(o) 10f-3 Transactions
January 1, 2001 - June 30, 2001

American Opportunities Portfolio

Security
Date of
Purchase
Price
Of Shares
Shares
Purchased
%of
Assets
Total
Issued
Purchased
By Fund

Broker
Adelphia
Communications

01/18/01

$44.75

19,500

0.112%

$760,750,000

0.115%
Salomon Smith
Barney
Inditex
05/23/01
$17.16
22,000
0.059%
$2,426,531,667
0.016%
Lehman Brothers
Peabody Energy
05/21/01
$28.00
14,800
0.065%
$420,000,000
0.099%
Lehman Brothers
Riverstone
02/15/01
$12.00
1,900
0.003%
$120,000,000
0.019%
First Albany
Tellium Inc.
05/17/01
$15.00
10,000
0.023%
$135,000,000
0.111%
Lehman Brothers

Willis Group

05/17/01

$13.50

7,600

0.071%

$270,000,000

0.038%
Salomon Smith
Barney

Developing Growth Portfolio
Security
Date of
Purchase
Price
Of Shares
Shares
Purchased
%of
Assets
Total
Issued
Purchased
By Fund
Broker
ERJ
06/12/01
$38.90
9,200
0.320%
$577,173,926
0.001%
Merrill Lynch
Exodus
02/05/01
$18.00
5,600
0.084%
$234,000,000
0.043%
Goldman Sachs
Fisher
05/09/01
$24.00
17,200
0.378%
$288,000,000
0.143%
Goldman Sachs
Peabody Energy
05/21/01
$28.00
3,200
0.080%
$420,000,000
0.021%
Lehman Brothers
Rent A Center
05/24/01
$42.50
3,200
0.285%
$3,200,000
0.234%
Lehman Brothers
Riverstone
02/15/01
$12.00
5,600
0.003%
$120,000,000
0.003%
First Albany
RNR
03/07/01
$72.00
2,900
0.025%
$124,281,000
0.230%
JP Morgan

Willis Group

05/17/01

$13.50

3,900

0.050%

$270,000,000

0.001%
Salomon Smith
Barney

Diversified Portfolio
Security
Date of
Purchase
Price
Of Shares
Shares
Purchased
%of
Assets
Total
Issued
Purchased
By Fund
Broker
Air Canada
03/15/01
$98.475
$180,000
0.81%
$400,000,000
0.06%
Goldman Sachs
TRW Inc.
03/07/01
$99.909
$70,000
0.330%
$500,000,000
0.014%
JPM Chase
TRW Inc.
03/07/01
$99.909
$150,000
0.700%
$500,000,000
0.030
JPM Chase

Global Equity Portfolio
Security
Date of
Purchase
Price
Of Shares
Shares
Purchased
%of
Assets
Total
Issued
Purchased
By Fund
Broker

Inditex

05/23/01

$17.16

5,400

0.061%

$2,426,531,667

0.004%
Salomon Smith
Barney
Statoil
06/18/01
$7.47
112,500
0.550%
$2,862,330,000
0.029%
Warburg


Growth Portfolio
Security
Date of
Purchase
Price
Of Shares
Shares
Purchased
%of
Assets
Total
Issued
Purchased
By Fund
Broker
KPMG
02/07/01
$18.00
4,300
0.060%
$2,016,630,000
0.004%
Goldman Sachs
Kraft Inc.
06/12/01
$31.00
28,700
0.070%
$8,680,000,000
0.010%
JP Morgan
Peabody Energy
05/21/01
$28.00
3,300
0.080%
$420,000,000
0.022%
Lehman Brothers

Riverstone

02/15/01

$12.00

100

0.001%

$120,000,000

0.001%
Salomon Smith
Barney
Tellium Inc.
05/17/01
$15.00
200
0.001%
$135,000,000
0.002%
Dain Rauscher

Willis Group

05/17/01

$13.50

2,900

0.070%

$270,000,000

0.015%
Salomon Smith
Barney





Utilities Portfolio
Security
Date of
Purchase
Price
Of Shares
Shares
Purchased
%of
Assets
Total
Issued
Purchased
By Fund
Broker
Agere Systems
03/27/01
$6.00
200,000
0.030%
$360,000,000
0.333%
Bear Stearns
Peabody Energy
05/21/01
$28.00
3,900
0.060%
$420,000,000
0.026%
Lehman Brothers




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